Exhibit (a)(1)(ii)

The Instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal. The Depository, the Dealer Managers or your broker or other financial advisor, will assist you in completing this Letter of Transmittal.

LETTER OF TRANSMITTAL
To Deposit Common Shares of
QLT INC.
Pursuant to the Offer to Purchase
Dated December 5, 2008

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (EASTERN TIME) ON JANUARY 15, 2009 UNLESS THE OFFER IS EXTENDED, WITHDRAWN OR VARIED.

The Depository is:
COMPUTERSHARE INVESTOR SERVICES INC.

Toll Free: 1 800 564 6253 International: 1 514 982 7555
E-mail: corporateactions@computershare.com

By Mail:	By Hand or Overnight Courier:
Computershare Investor Services Inc.	Computershare Investor Services Inc.
P.O. Box 7021	100 University Avenue
31 Adelaide Street East	9th Floor
Toronto, ON M5C 3H2	Toronto, ON M5J 2Y1
Attention: Corporate Actions	Attention: Corporate Actions

This Letter of Transmittal is to be used only if certificates for Shares (as defined below) are to be forwarded with it pursuant to Section 4 of the Offer to Purchase (as defined below).

TO:	QLT INC. (“QLT”)
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC. (THE “DEPOSITORY”)

The undersigned delivers to QLT the enclosed certificate(s) for Shares and, subject only to the provisions of the Offer to Purchase regarding withdrawal, irrevocably accepts the Offer for such Shares upon the terms and conditions contained in the Offer to Purchase and Circular. The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES DEPOSITED (See Instructions 3 and 4)

Name(s) and Address(es) of Registered Owner(s) (Please Fill in Exactly as Name(s) Appear(s) on Share Certificate(s))

Shares Deposited (Attach signed list if necessary)

Share Certificate Number(s)	Number of Shares Represented by Certificate(s)	Number of Shares Deposited*

Total Number of Shares Deposited

Indicate in the space below the order (by certificate number) in which Shares are to be purchased in event of pro-ration (See Instruction 9 in this Letter of Transmittal):**
1st: 2nd: 3rd: 4th: 5th:

*  If you desire to deposit fewer than all Shares evidenced by any Share certificate listed above, indicate in this column the number of Shares you wish to deposit. Otherwise, all Shares evidenced by such Share certificates will be considered to have been deposited. See Instruction 4 in this Letter of Transmittal.

** If you do not designate an order, in the event less than all Shares tendered are purchased due to pro-ration, Shares will be selected for purchase by the Depository. See Instruction 9 in this Letter of Transmittal.

Delivery of this instrument to an address other than provided herein does not constitute a valid delivery.

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase and Circular that accompanies this Letter of Transmittal. In the case of any inconsistency between the terms of this Letter of Transmittal and the Offer to Purchase, the terms of the Offer to Purchase shall prevail.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates for the Shares deposited pursuant to the Offer. Shareholders whose certificates are not immediately available or who cannot deliver their certificates for Shares and all other documents which this Letter of Transmittal requires to the Depository by the Expiration Date (as defined in the Offer to Purchase) must deposit their Shares according to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase — “Procedure for Depositing Shares”. See Instruction 2 in this Letter of Transmittal.

The undersigned hereby deposits to QLT the above-described common shares of QLT (the “Shares”) at the price per Share indicated in this Letter of Transmittal or pursuant to a Purchase Price Tender (as defined in QLT’s Offer to Purchase dated December 5, 2008, the “Offer to Purchase”) upon the terms and subject to the conditions set forth in the Offer to Purchase and QLT’s Issuer Bid Circular dated December 5, 2008 and any supplements or amendments thereto (the “Circular”) and in this Letter of Transmittal (which, as amended or supplemented from time to time, together with the Offer to Purchase and the Circular constitute the “Offer”), including the provisions relating to pro-ration and conditional tenders described therein.

A holder of Shares (a “Shareholder”) who wishes to deposit Shares under the Offer and whose certificate is registered in the name of an investment dealer, stock broker, bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to deposit such Shares under the Offer.

SHAREHOLDERS ARE URGED TO CONSIDER CAREFULLY THE INCOME TAX CONSEQUENCES OF DEPOSITING SHARES UNDER THE OFFER INCLUDING THE CONSEQUENCES TO U.S. SHAREHOLDERS IN THE EVENT THE COMPANY IS DETERMINED TO BE A “PASSIVE FOREIGN INVESTMENT COMPANY”. SEE SECTION 16 — “INCOME TAX CONSIDERATIONS” IN THE CIRCULAR THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL.

Subject to and effective upon acceptance for purchase of the Shares deposited hereby pursuant to an Auction Tender or pursuant to a Purchase Price Tender in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of QLT all rights, title and interest in and to all Shares deposited hereby and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned’s status as a Shareholder of QLT and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such Shares or any of them on or after the date upon which the Shares are taken up and paid for under the Offer and hereby irrevocably constitutes and appoints the Depository and any officer of QLT as attorney-in-fact of the undersigned with respect to such Shares effective from the time QLT takes up and pays for Shares (the “Effective Time”), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

(a) deliver certificates for such Shares, together with all accompanying evidences of transfer and authenticity, to or upon the order of, QLT upon receipt by the Depository, as the undersigned’s agent, of the Purchase Price (as defined below);

(b) present certificates for such Shares for cancellation and transfer on the books of Computershare Investor Services Inc., in its capacity as registrar and transfer agent of QLT, for the Shares; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

(a) the undersigned has full power and authority to deposit, sell, assign and transfer the Shares;

(b) the undersigned understands that tendering Shares under any one of the procedures described in Section 4 of the Offer to Purchase — “Procedure for Depositing Shares” and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (i) the undersigned has a “net long position” in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of Shares complies with Rule 14e-4 under the Exchange Act;

(c) when and to the extent QLT accepts the Shares for payment, QLT will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, and the same will not be subject to any adverse claim provided that any dividends or distributions which may be declared, paid, issued, distributed, made or transferred on or in respect of such Shares to Shareholders of record on or prior to the Effective Date shall be for the account of the undersigned;

(d) on request, the undersigned will execute and deliver any additional documents that the Depository or QLT deems necessary or desirable to complete the assignment, transfer, and purchase of the Shares deposited hereby; and

(e) the undersigned has received and agrees to all of the terms of this Offer.

The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Shares deposited hereby. The certificate numbers and the number of Shares that the undersigned wishes to deposit should be indicated in the appropriate boxes, and if the deposit is being made pursuant to an Auction Tender, the purchase price at which such Shares are being deposited should be indicated in Box B “Auction Tender” below.

The undersigned understands that he or she must indicate whether he or she deposits the Shares pursuant to an Auction Tender or a Purchase Price Tender by completing Box A “Type of Tender” below. Shareholders who deposit Shares without making a valid Auction Tender or Purchase Price Tender will be deemed to have made a Purchase Price Tender.

The undersigned understands that QLT will determine a single price per Share (not more than $2.50 nor less than $2.20 per Share) (the “Purchase Price”) that it will pay for Shares validly deposited and not withdrawn pursuant to the Offer, taking into account the number of Shares deposited pursuant to Purchase Price Tenders and Auction Tenders, the prices specified by depositing Shareholders making Auction Tenders and the price at which Shares deposited pursuant to Purchase Price Tenders are considered to have been deposited. The undersigned understands that QLT will select the Purchase Price that will allow it to purchase $50 million of its Shares deposited, subject to pro-ration, (or such lesser number of Shares as are properly deposited at prices not more than $2.50 nor less than $2.20 per Share) pursuant to the Offer. The undersigned understands that all Shares properly deposited pursuant to Auction Tenders at prices at or below the Purchase Price or pursuant to Purchase Price Tenders, and not withdrawn, will be purchased at the Purchase Price (but subject to applicable withholding taxes), upon the terms and subject to the conditions of the Offer, including the applicable pro-ration provisions relating to Shares deposited and the provisions relating to conditional tenders and that QLT will return all other Shares, including Shares deposited and not withdrawn at prices greater than the Purchase Price and Shares not purchased because of pro-ration. The undersigned understands that a Shareholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.

The undersigned understands that if the total number of Shares properly deposited by the Expiration Date pursuant to Auction Tenders at prices at or below the Purchase Price or pursuant to Purchase Price Tenders and not withdrawn is greater than $50 million of Shares, QLT will, upon the terms and subject to the conditions of the Offer, purchase at the Purchase Price Shares so deposited on a pro rata basis (calculated to the nearest whole number of Shares, so as to avoid the creation of fractional Shares). QLT’s determination as to pro-ration shall be final and binding on all parties.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, QLT may terminate or amend the Offer or may not be required to purchase any of the Shares deposited hereby or may accept for payment, in accordance with the applicable pro-ration provisions relating to Shares deposited, fewer than all of the Shares deposited hereby. The undersigned understands that certificate(s) for any Shares not deposited or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in Box F “Special Payment Instructions” or Box G “Special Delivery Instructions” below. The undersigned recognizes that

QLT has no obligation, pursuant to the Special Payment Instructions, to transfer any certificates for Shares from the name of their registered owner.

The undersigned understands that acceptance of Shares by QLT for payment will constitute a binding agreement between the undersigned and QLT, effective as of the Expiration Date, upon the terms and subject to the conditions of the Offer. All depositing Shareholders, by execution of this Letter of Transmittal (or a manually executed photocopy thereof), waive any right to receive any notice of the acceptance of their deposit.

The undersigned understands that payment for Shares accepted for payment pursuant to the Offer will be made by depositing the aggregate Purchase Price for such Shares with the Depository, which will act as agent for the depositing Shareholders for the purpose of receiving payment from QLT and transmitting such payment to the depositing Shareholders. Receipt of payment by the Depository will be deemed to constitute receipt of payment thereof by persons depositing Shares. Under no circumstances will interest be paid by QLT or the Depository by reason of any delay in paying for any Shares or otherwise.

The undersigned instructs QLT and the Depository to issue the cheque for the Purchase Price for such of the deposited Shares as are purchased to the order of the undersigned and mailed by first-class mail to the address indicated above unless otherwise indicated in Box F “Special Payment Instructions”, Box G “Special Delivery Instructions” or Box H “Hold for Pick-Up” below.

All payments in excess of Cdn.$25 million must be made by electronic transfer rather than by cheques, bank drafts or other traditional paper-based payment items.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this deposit is irrevocable.

If a share certificate has been lost, stolen or destroyed, this Letter of Transmittal, including Box L “Lost, Stolen or Destroyed Certificates” below should be completed as fully as possible and forwarded to the Depository, together with a letter describing the loss, theft or destruction and providing the Shareholder’s telephone number. The Depository will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee, which is 3% of the market value of the Shares represented by the lost certificate(s) as at the time of the notification, subject to a minimum fee of Cdn.$20.00.

The undersigned agrees not to vote any of the deposited Shares taken up and paid for under the Offer, or distributions on such Shares consisting of securities, at any meeting and not to exercise any of the other rights or privileges attaching to any of such deposited Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to QLT, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of, QLT, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to QLT, in respect of any such deposited Shares or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by QLT as the proxyholder of the undersigned in respect of such deposited Shares or distributions consisting of securities.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned and both of you shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont presumés avoir requis que tout contrat attesté par l’offre et son acceptation par cette d’envoi, de même que tous les documents qui s’y rapportent, soient redigés exclusivement en langue anglaise.

BOX A TYPE OF TENDER

Check only one box. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered by way of a Purchase Price Tender. Shares of QLT are being deposited hereby pursuant to (check one):

☐ An Auction Tender (Please complete Box B)	☐ A Purchase Price Tender (Please complete Box C)

BOX B
AUCTION TENDER

This box MUST be completed if Shares are being deposited pursuant to an Auction Tender. Failure to specify any price below will result in Shares being deemed to have been tendered by way of a Purchase Price Tender.

PRICE (IN U.S. DOLLARS) PER SHARE
AT WHICH SHARES ARE BEING DEPOSITED

Check Only One Box.  If more than one box is checked, there is no proper deposit of Shares by way of an Auction Tender and the Shares will be deemed to have been tendered by way of a Purchase Price Tender.

☐	$2.20
☐	$2.30
☐	$2.40
☐	$2.50

BOX C
PURCHASE PRICE TENDER

This box MUST be completed if Shares are being deposited pursuant to a Purchase Price Tender.

The undersigned either (check one):

☐	is depositing Shares beneficially owned by the undersigned,

☐	is the registered holder of the Shares being deposited, or

☐	is a broker, dealer, bank, trust company or other nominee that is depositing, for the beneficial owners thereof, Shares with respect to which it is the owner of record (list attached).

BOX D
CONDITIONAL TENDER
(See Instruction 6)

A Shareholder may tender Shares subject to the condition that a specified minimum number of the Shareholder’s Shares tendered pursuant to this Letter of Transmittal must be purchased if any Shares tendered are purchased (as described in Section 6 of the Offer to Purchase). Unless the minimum number of Shares indicated below is purchased by QLT in the Offer, none of the Shares tendered by such Shareholder will be purchased. It is the responsibility of the Shareholder to calculate the minimum number of Shares that must be purchased if any are purchased, and QLT urges Shareholders to consult their own tax advisors before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional. Do not complete this box if you want your tender to be unconditional.

☐	Minimum number of Shares that must be purchased, if any are purchased:

  Shares.
(insert number of Shares)

If, because of pro-ration, the minimum number of Shares designated will not be purchased, QLT may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering Shareholder must have tendered all of his or her Shares and checked the box below.

☐	The tendered Shares represent all Shares held by the undersigned.

BOX E
ODD LOTS
(See Instruction 8)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date and all of the Shares are being tendered. The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date, all of which are being tendered; or

☐	is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares as of the close of business on the Expiration Date and is tendering all of their Shares.

BOX F
SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 7 and 10)

To be completed ONLY if certificates for Shares deposited but not purchased and the cheque for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

Issue cheque and certificate(s) to:

Name
(Please Print)

Address

(Include Postal Code or Zip Code)

(Social Insurance No. or Tax Identification No. or Social
Security No.)
(Recipients in U.S. to Complete Accompanying IRS Form W-9)

BOX G
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 7 and 10)

To be completed ONLY if certificates for Shares deposited but not purchased and the cheque for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail cheque and certificate(s) to:

Name
(Please Print)

Address

(Include Postal Code or Zip Code)

BOX H
HOLD FOR PICK-UP

☐  Hold certificates and/or cheques for Shares for pick up

BOX I

☐	Check here if certificates for deposited Shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the Depository and complete the following:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

BOX J
SHAREHOLDER(S) SIGN HERE
(See Instructions 1 and 7)

Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 7.

Authorized Signature:
Signature(s) of Shareholder or
authorized representative

Name(s):
(Please Print)

Capacity:

Address:

(Include Postal Code or Zip Code)

Area Code and Telephone Number:

E-mail Address:

TIN; SSN; SIN:
Canadian shareholders must provide their Social Insurance No.; U.S. shareholders must provide their Taxpayer
Identification No. or Social Security No.

Recipients in U.S. to Complete Accompanying IRS Form W-9

Dated  , 200

BOX K
GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 7)

Authorized Signature:

Name(s):
(Please Print)

Title:

Name of Firm:

Address:

(Include Postal Code or Zip Code)

Area Code and Telephone Number:

E-mail Address:

Dated  , 200

BOX L
LOST, STOLEN OR DESTROYED
CERTIFICATES

To be completed ONLY if certificates representing Shares being deposited have been lost, stolen or destroyed.
The undersigned either (check one):

☐	lost his or her certificate(s) representing Shares;
☐	had his or her certificate(s) representing Shares stolen; or
☐	had his or her certificate(s) representing Shares destroyed.
If a certificate representing Shares has been lost, stolen or destroyed, this Letter of Transmittal, including this Box L, must be completed as fully as possible and forwarded, together with a letter describing the loss, theft or destruction and providing the Shareholder’s telephone number, to the Depository. The Depository will respond with the replacement requirements.

INSTRUCTIONS

Forming Part of the Terms of the Offer

1. Guarantee of Signatures.  No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the Shares deposited with this Letter of Transmittal and payment and delivery are to be made directly to such owner and such owner has not completed either Box F “Special Payment Instructions” or Box G “Special Delivery Instructions” above; or

(b) such Shares are deposited for the account of a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an “Eligible Institution”), whose members normally include members of recognized stock exchanges in Canada and the United States, members of the Investment Dealers Association of Canada, members of the Financial Industry Regulation Authority or banks and trust companies in the United States.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box K “Guarantee of Signature(s)”. See Instruction 7 in this Letter of Transmittal.

2. Delivery of Letter of Transmittal and Certificates — Guaranteed Delivery Procedures.  This Letter of Transmittal is to be used if certificates are to be forwarded with it to the Depository. Certificates for all physically deposited Shares together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depository at the appropriate address set forth herein and must be received by the Depository by the Expiration Date (as defined in the Offer to Purchase).

Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares and all other required documents to the Depository by the Expiration Date may deposit their Shares by or through any Eligible Institution by properly completing (including the type of deposit and, if applicable, the price at which the Shares are being deposited) and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase — “Procedure for Depositing Shares”. Pursuant to such procedure, the certificates for all physically deposited Shares, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal (or a manually executed photocopy thereof) must be received by the Depository at its Toronto office on or before the third trading day on the Toronto Stock Exchange and NASDAQ Global Select Market after the Expiration Date.

The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by facsimile transmission to the Depository at its office in Toronto, Ontario and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Shares to be validly deposited pursuant to the guaranteed delivery procedure, the Depository must receive the Notice of Guaranteed Delivery by the Expiration Date.

The method of delivery of all documents, including certificates for Shares, is at the option and risk of the depositing Shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended, and it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depository on or prior to such date. Delivery of a share certificate representing Shares will only be made upon actual receipt of such share certificate representing Shares by the Depository.

QLT will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent deposits except as specifically permitted by the Offer to Purchase. All depositing Shareholders, by execution of this Letter of Transmittal and delivery of it in the manner prescribed herein, waive any right to receive any notice of the acceptance of their deposit.

3. Inadequate Space.  If the space provided in the box captioned “Description of Shares Deposited” is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Deposits and Unpurchased Shares.  If fewer than all of the Shares evidenced by any certificate are to be deposited, fill in the number of Shares which are to be deposited in the column entitled “Number of Shares Deposited”. In such case, if any deposited Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in Box F “Special Payment Instructions” or Box G “Special Delivery Instructions” on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depository are deemed to have been deposited unless otherwise indicated.

5. (a) Indication of Type of Tender.  To deposit Shares, the Shareholder must complete Box A “Type of Tender” on this Letter of Transmittal or, if applicable, on the Notice of Guaranteed Delivery indicating whether he or she is depositing Shares pursuant to an Auction Tender or a Purchase Price Tender. Only one box may be checked. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered by way of a Purchase Price Tender. The same Shares cannot be deposited (unless previously properly withdrawn as provided in Section 5 of the Offer to Purchase — “Withdrawal Rights”) pursuant to both an Auction Tender and a Purchase Price Tender, or pursuant to Auction Tenders at more than one price. However, if a Shareholder desires to deposit Shares in separate lots with a different type of tender for each lot, such Shareholder must complete a separate Letter of Transmittal or, if applicable, Notice of Guaranteed Delivery for each lot which the Shareholder is depositing.

(b) Indication of Price at Which Shares Are Being Deposited.  For Shares to be properly deposited pursuant to an Auction Tender the Shareholder must complete Box B “Auction Tender” on this Letter of Transmittal indicating the price per Share in U.S. dollars at which he or she is depositing Shares. A Shareholder wishing to deposit portions of his or her Shares pursuant to Auction Tenders at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to deposit each such portion of his or her Shares. The same Shares cannot be deposited pursuant to Auction Tenders (unless previously properly withdrawn as provided in Section 5 of the Offer to Purchase — “Withdrawal Rights”) at more than one price. No price can be specified by Shareholders making a Purchase Price Tender.

6. Conditional Tenders.  As described in Section 6 of the Offer to Purchase, Shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased. If QLT is to purchase less than all of the Shares tendered before the Expiration Date and not properly withdrawn, the Depository will perform a preliminary pro-ration, and any Shares tendered at or below the Purchase Price pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered Shares are subsequently selected by random lot for purchase subject to Section 6 of the Offer to Purchase — “Conditional Tender of Shares”. CONDITIONAL TENDERS WILL BE SELECTED BY RANDOM LOT ONLY FROM SHAREHOLDERS WHO TENDER ALL OF THEIR SHARES. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of Shares to be purchased to fall below $50 million of Shares then, to the extent feasible, QLT will select enough of such conditional tenders that would otherwise have been so withdrawn to permit QLT to purchase $50 million of Shares. In selecting among such conditional tenders, QLT will select by random lot and will limit its purchases in each case to the designated minimum number of Shares to be purchased. All tendered Shares will be deemed unconditionally tendered unless Box D “Conditional Tender” is completed and a minimum number of Shares is specified. The conditional tender alternative is made available for Shareholders seeking to take steps to have Shares sold pursuant to the Offer treated as a sale of the Shares, rather than the payment of a dividend, for U.S. federal income tax purposes. It is the tendering Shareholder’s responsibility to calculate the minimum number of Shares that must be purchased from the Shareholder in order for the Shareholder to qualify for sale (rather than dividend) treatment, and each Shareholder is urged to consult with his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax results in all cases. See Section 16 of the Circular — “Income Tax Considerations”.

7. Signatures on Letter of Transmittal, Stock Transfer Powers and Endorsements.

(a) If Box J in this Letter of Transmittal is signed by the registered owner(s) of the Shares deposited hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

(b) If the Shares are registered in the names of two or more joint owners, each such owner must sign Box J in this Letter of Transmittal.

(c) If any deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimile of it) as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares deposited and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock transfer powers are required unless payment is to be made, or the certificates for Shares deposited but not purchased are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock transfer powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, however, the certificates must be endorsed or accompanied by appropriate stock transfer powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock transfer power(s) must be guaranteed by an Eligible Institution. See Instruction 1 in this Letter of Transmittal.

(e) If this Letter of Transmittal or any certificates or stock transfer powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to QLT of their authority so to act.

8. Odd Lots.  As described in Section 3 of the Offer to Purchase — “Number of Shares and Pro-Ration”, if QLT is to purchase less than all Shares deposited by the Expiration Date, the Shares purchased first will consist of all Shares so deposited by any Shareholder who beneficially owns, as of the close of business on the Expiration Date, an aggregate of fewer than 100 Shares and who deposits all of his or her Shares under Auction Tenders at or below the Purchase Price or pursuant to a Purchase Price Tender. This preference will not be available unless Box E “Odd Lots” is completed.

9. Order of Purchase in Event of Pro-ration.  As described in Section 3 of the Offer to Purchase — “Number of Shares and Pro-Ration”, Shareholders may designate the order in which their Shares are to be purchased in the event of pro-ration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the Shares purchased. See Section 3 of the Offer to Purchase — “Number of Shares and Pro-Ration” and Section 16 of the Circular — “Income Tax Considerations”.

10. Special Payment and Delivery Instructions.  If certificates for Shares deposited but not purchased and/or cheques are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or cheques are to be sent to someone other than the signer of this Letter of Transmittal or to the signer at a different address, Box F “Special Payment Instructions” and/or Box G “Special Delivery Instructions” on this Letter of Transmittal must be completed. If a cheque evidencing payment for Shares deposited is to be held by the Depository for pick-up by the undersigned or any person designated by the undersigned in writing, Box H “Hold for Pick-Up” on this Letter of Transmittal must be completed.

11. Irregularities.  QLT will determine, in its sole discretion, acting reasonably, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any deposit of Shares and its determination shall be final and binding on all parties. QLT reserves the absolute right to reject any or all deposits determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of QLT’s counsel, be unlawful. QLT also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the deposit of any particular Shares and QLT’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No deposit of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with deposits must be cured within such time as QLT shall determine. None of QLT, the Dealer Managers, the Depository, the Information Agent nor any other person is or will be obligated to give notice of defects or irregularities in deposits, nor shall any of them incur any liability for failure to give any such notice.

12. Questions and Requests for Assistance and Additional Copies.  Questions and requests for assistance and additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be directed to the Information Agent or the Dealer Managers at their respective addresses and telephone and facsimile numbers set forth on the back cover of the Circular or from your broker, dealer, commercial bank, or trust company.

13. IRS Form W-9 and W-8.  Each U.S. Shareholder depositing Shares to the Depository is required to provide the Depository with a correct U.S. taxpayer identification number (“TIN”), which is generally the Shareholder’s social security or federal employer identification number, together with certain other information, on U.S. Internal Revenue Service (“IRS”) Form W-9, a copy of which is provided below. If applicable, a non-resident alien individual or a foreign entity, including a disregarded U.S. domestic entity that has a foreign owner, should use an appropriate IRS

Form W-8, available from the IRS website at www.irs.gov. Failure to provide the information on IRS Form W-9 or W-8, as applicable, may subject the depositing Shareholder to certain penalities and/or backup withholding imposed by the IRS. For information respecting Canadian withholding tax on payments to non-residents of Canada see Section 16 of the Circular — “Income Tax Considerations — Certain Canadian Federal Income Tax Considerations”. U.S. Shareholders should see “Important U.S. Tax Information for U.S. Holders” below.

14. Governing Law.  The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

15. Privacy Notice.  The Depository is committed to protecting your personal information. In the course of providing services to you and its corporate clients, it receives non-public personal information about you — from transactions it performs for you, forms you send, other communications it has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depository uses this to administer your account, to better serve your and its clients’ needs and for other lawful purposes relating to its services. The Depository has prepared a Privacy Code to tell you more about its information practices and how your privacy is protected. It is available at computershare.com, or by writing to the Depository at 100 University Avenue, Toronto, Ontario, M5J 2Y1. The Depository will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

IMPORTANT: This Letter of Transmittal or manually signed photocopy of it (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depository on or before the Expiration Date.

IMPORTANT U.S. TAX INFORMATION FOR U.S. HOLDERS

This is a summary only of certain U.S. tax considerations. Shareholders should consult with their tax advisors regarding the tax consequences with respect to their particular circumstances.

In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. Shareholder tendering Shares must, unless an exemption applies, provide the Depository with such Shareholder’s correct taxpayer identification number (“TIN”), certify under penalties of perjury that such TIN is correct (or that such Shareholder is waiting for a TIN to be issued), and provide certain other certifications by completing the IRS Form W-9 included in this Letter of Transmittal. If a Shareholder does not provide such Shareholder’s correct TIN or fails to provide the required certifications, the IRS may impose certain penalties on such Shareholder and payment to such Shareholder pursuant to the Offer may be subject to backup withholding of 28%. All U.S. Shareholders tendering Shares pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Depository). To the extent that a U.S. Shareholder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the Shareholder by timely providing the required information to the IRS.

If the Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the Shareholder should write “APPLIED FOR” in the space for the TIN in Part I of the IRS Form W-9 and should sign and date the Form W-9. If the Depository has not been provided with a properly certified TIN by the time of payment, backup withholding will apply. If the Shares are held in more than one name or are not in the name of the actual owner, consult the instructions on the IRS Form W-9 for additional guidance on which name and TIN to report.

Certain Shareholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Shareholders should check the “Exempt payee” box on the IRS Form W-9. See the enclosed IRS Form W-9 for more instructions.

Non-U.S. Shareholders, such as nonresident alien individuals and foreign entities, including a disregarded U.S. domestic entity that has a foreign owner, should not complete an IRS Form W-9. Instead, to establish an applicable withholding exemption, such a non-U.S. Shareholder (or a Shareholder’s non-U.S. designee, if any) should properly complete and submit an IRS Form W-8BEN (or other appropriate type of IRS Form W-8), signed under penalties of perjury, attesting to such exempt status. Such forms may be obtained from the IRS website (www.irs.gov).

Shareholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Print or type	Business name, if different from above

See specific Instructions on page 2.	Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐  Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ►_ _ _ _ _ _
	☐ Other (see instructions) ►	☐	Exempt payee

	Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

 Part I       Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I	Social security number ï ï ï ï ï ï
instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.	or

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number ï ï ï

 Part II       Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ►	Date ►

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person.  If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]

	For this type of account:	Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.